UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On August 12, 2014, Motorola Solutions, Inc. (the “Company”) entered into an Underwriting Agreement among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, (i) $400,000,000 in aggregate principal amount of 3.500% senior notes due 2021 (the “2021 Notes”), (ii) $600,000,000 in aggregate principal amount of 4.000% senior notes due 2024 (the “2024 Notes”) and (iii) $400,000,000 in aggregate principal amount of 5.500% senior notes due 2044 (the “2044 Notes” and, together with the 2021 Notes and the 2024 Notes, the “Notes”).  The Notes will be issued pursuant to an Indenture to be entered into on or about August 19, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.  The Notes are being offered and sold pursuant to a registration statement on Form S-3 (File No. 333-181223) under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the offering of the Notes, on August 12, 2014, the Company also gave notice to the trustee under the indenture, as amended and supplemented, pursuant to which its 6.0% Senior Notes due 2017 (the “2017 Notes”) were issued, that the Company has elected to redeem on September 11, 2014 all of the $400,000,000 aggregate principal amount outstanding of the 2017 Notes at a redemption price based on the yield to maturity of the U.S. Treasury securities with a coupon of 4.25% due November 15, 2017, plus a fixed spread of 30 basis points, plus accrued and unpaid interest.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d)                                   Exhibits

Exhibit 1.1

Underwriting Agreement, dated August 12, 2014, among Motorola Solutions, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto.

Exhibit 99.1	Press Release: Motorola Solutions Announces Redemption of All $400 Million of Its Outstanding 6.0% Senior Notes Due Nov. 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)
	By:	/s/ Robert O’Keef
Name: Robert O’Keef
Title: Corporate Vice President and Treasurer

Dated: August 14, 2014

EXHIBIT INDEX

Number	Exhibit

Exhibit 1.1

Underwriting Agreement, dated August 12, 2014, among Motorola Solutions, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto.

Exhibit 99.1	Press Release: Motorola Solutions Announces Redemption of All $400 Million of Its Outstanding 6.0% Senior Notes Due Nov. 15, 2017